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                                                                   EXHIBIT 23.01


                        CONSENT OF INDEPENDENT AUDITORS'




Caraco Pharmaceutical Laboratories Ltd.
Detroit, Michigan


We hereby consent to the use in this Pre-Effective Amendment No. 3 to the Registration Statement on Form SB-2 of our report dated February 7, 2003 relating to the financial statements of Caraco Pharmaceutical Laboratories Ltd. for the years ended December 31, 2002, 2001 and 2000, and to the reference to our Firm under the caption "Experts" in the Prospectus.





                                               /s/ Rehmann Robson


Troy, Michigan
April 14, 2003



















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